UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 19, 2015

RenaissanceRe Holdings Ltd.

(Exact name of registrant as specified in its charter)

Bermuda	001-14428	98-014-1974
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Renaissance House

12 Crow Lane

Pembroke, HM19 Bermuda

(Address of principal executive office)

(441) 295-4513

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

On March 19, 2015, RenaissanceRe Finance Inc. (“RRFI”), an indirect wholly owned subsidiary of RenaissanceRe Holdings Ltd. (the “Company”), and the Company entered into an underwriting agreement (the “Underwriting Agreement”) with Morgan Stanley & Co. LLC and Barclays Capital Inc., as representatives of the underwriters named therein. The Underwriting Agreement provided for the offer and sale (the “Offering”) of $300,000,000 aggregate principal amount of RRFI’s 3.700% Senior Notes due 2025 (the “Notes”), which Notes are guaranteed on a senior unsecured basis by the Company.

The Offering was made pursuant to a shelf registration statement on Form S-3 (Nos. 333-189303 and 333-189303-03) filed with the United States Securities and Exchange Commission (the “SEC”) on June 14, 2013 and a prospectus supplement filed with the SEC on March 23, 2015. The Offering of the Notes closed on March 24, 2015. In connection with the Offering, RRFI and the Company entered into several contracts as described below.

Underwriting Agreement

On March 19, 2015, RRFI, as issuer, and the Company, as guarantor, entered into the Underwriting Agreement with Morgan Stanley & Co. LLC and Barclays Capital Inc., as representatives of the underwriters named therein, with respect to the Offering. A copy of the Underwriting Agreement is attached as Exhibit 1.1 hereto, and is incorporated herein by reference.

Senior Indenture and First Supplemental Indenture

On March 24, 2015, RRFI, as issuer, the Company, as guarantor, and Deutsche Bank Trust Company Americas, as trustee, entered into a senior indenture (the “Senior Indenture”) and a first supplemental indenture (the “First Supplemental Indenture”). The Senior Indenture and the First Supplemental Indenture set forth the terms and conditions under which the Notes were issued as well as the rights and obligations of the parties thereto and of the holders of the Notes. Copies of the Senior Indenture and the First Supplemental Indenture are filed as Exhibits 4.1 and 4.2 hereto, respectively, and are incorporated herein by reference.

Senior Debt Securities Guarantee Agreement

On March 24, 2015, the Company, as guarantor, and Deutsche Bank Trust Company Americas, as guarantee trustee, entered into a senior debt securities guarantee agreement (the “Senior Debt Securities Guarantee Agreement”). A copy of the Senior Debt Securities Guarantee Agreement is filed as Exhibit 4.3 hereto, and is incorporated herein by reference.

The foregoing descriptions of the agreements described above are qualified by reference to the agreements themselves, which are attached as exhibits to this report.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit #	Description

1.1	Underwriting Agreement, dated March 19, 2015, among RenaissanceRe Finance Inc., as issuer, RenaissanceRe Holdings Ltd., as guarantor, and Morgan Stanley & Co. LLC and Barclays Capital Inc., as representatives of the underwriters named therein.

4.1	Senior Indenture, dated as of March 24, 2015, among RenaissanceRe Finance Inc., as issuer, RenaissanceRe Holdings Ltd., as guarantor, and Deutsche Bank Trust Company Americas, as trustee.

4.2	First Supplemental Indenture, dated as of March 24, 2015, among RenaissanceRe Finance Inc., as issuer, RenaissanceRe Holdings Ltd., as guarantor, and Deutsche Bank Trust Company Americas, as trustee.

4.3	Senior Debt Securities Guarantee Agreement, dated as of March 24, 2015, between RenaissanceRe Holdings Ltd., as guarantor, and Deutsche Bank Trust Company Americas, as guarantee trustee.

5.1	Opinion of Willkie Farr & Gallagher LLP.

5.2	Opinion of Conyers Dill & Pearman Limited.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RENAISSANCERE HOLDINGS LTD.

Date: March 25, 2015	By:	/s/ Stephen H. Weinstein
	Name:	Stephen H. Weinstein
	Title:	Senior Vice President, General Counsel & Corporate Secretary

INDEX TO EXHIBITS

Exhibit #	Description

1.1	Underwriting Agreement, dated March 19, 2015, among RenaissanceRe Finance Inc., as issuer, RenaissanceRe Holdings Ltd., as guarantor, and Morgan Stanley & Co. LLC and Barclays Capital Inc., as representatives of the underwriters named therein.

4.1	Senior Indenture, dated as of March 24, 2015, among RenaissanceRe Finance Inc., as issuer, RenaissanceRe Holdings Ltd., as guarantor, and Deutsche Bank Trust Company Americas, as trustee.

4.2	First Supplemental Indenture, dated as of March 24, 2015, among RenaissanceRe Finance Inc., as issuer, RenaissanceRe Holdings Ltd., as guarantor, and Deutsche Bank Trust Company Americas, as trustee.

4.3	Senior Debt Securities Guarantee Agreement, dated as of March 24, 2015, between RenaissanceRe Holdings Ltd., as guarantor, and Deutsche Bank Trust Company Americas, as guarantee trustee.

5.1	Opinion of Willkie Farr & Gallagher LLP.

5.2	Opinion of Conyers Dill & Pearman Limited.